UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:
[X]  Preliminary  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive  Information  Statement


Prepaid  Card  Holdings,  Inc.
(Name  of  Registrant  as  Specified  in  its  Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.

[ ]  Fee  computed  on  table  below per Exchange Act Rules 14C-5(g) and 0-11.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):
(4)  Proposed  maximum  aggregate  value  of  transaction:
(5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount  previously  paid:
(2)  Form,  Schedule  or  Registration  Statement  No.:
(3)  Filing  Party:
(4)  Date  Filed:

                          Prepaid Card Holdings. Inc.
                         20271 S.W. Acacia Street #200
                             Newport Beach CA 92660

                             INFORMATION STATEMENT

        Pursuant To Section 14(c) of Securities and Exchange Act Of 1934

                   Approximate Date of Mailing: April 1, 2011

                       WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information Statement is being furnished by the Board of Directors of Prepaid Card Holdings, Inc. (the "Company") to the stockholders of record of the Company's common stock at the close of business on March 31, 2011 (the "Record Date"), and is being sent to you to inform you of action which has been approved by the holders of at least a majority of the voting power of the Company outstanding on the Record Date, by written consents without holding a meeting of stockholders. By such written consents, such stockholders approved the following action:

     1. To amend our Articles of Incorporation to effect a name change to PrepaYd, Inc.

Our  Board  of  Directors unanimously adopted and approved the proposal on March
31, 2011, and on or about March 31, 2011, we received the written consent, in lieu of a meeting of stockholders, from the holders of a majority of the outstanding shares with the right to vote on these matters. No other votes were required to adopt the Amendment and none are being solicited hereunder. A copy of the Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit"A".
            ----------

This Information Statement is first being mailed or furnished to stockholders on or about April 1, 2011, and the Amendment described herein will not become effective until at least twenty (20) calendar days thereafter. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

OUTSTANDING  SECURITIES  AND  VOTING  RIGHTS

As of March 31, 2011, our Articles of Incorporation authorize the issuance of up to 1,000,000,000 shares of common stock, par value $0.0018. There were 457,153,870 shares of common stock issued and outstanding as of March 31, 2011. Our Articles of Incorporation do not authorize the issuance of Preferred Stock. There are presently no shares of preferred stock outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of Stockholders. However, under Nevada law, any action that may be taken at any stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. The Amendment requires the affirmative vote or written consent of the holders of a majority of the Company's outstanding common stock.

STOCKHOLDERS'  RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions proposed and discussed in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes (the "NRS"). This section provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the proposed resolutions as early as possible in order to accomplish the purposes of the Company, the Company chose to obtain the written consent of its stockholders holding a majority of the Company's voting power.

The action described in this Information Statement cannot be taken until at least 20 days after this Information Statement has been first mailed to the Company's stockholders.

NO  DISSENTERS'  RIGHTS

The NRS does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

THE  AMENDMENT

GENERAL

The Board has approved, and the stockholders owning a majority of the shares entitled to vote on matters submitted to the stockholders have consented in writing to amend the Company's Articles of Incorporation to change the name of the Company to PrepaYd, Inc.

A copy of the Articles of Amendment effecting the name change, in substantially the form to be filed with the Secretary of State of Nevada, is attached to this Information Statement as Exhibit"A". The stockholders owning a majority of the
                          ----------
issued and outstanding shares of the Common Stock have consented to the increase in authorized shares of Common Stock, which will become effective on or about April 21, 2011 (the "Effective Date").

The Company has taken all action required under Nevada law to approve the Amendment; however, since stockholder approval of the Amendment was obtained by written consent rather than at a stockholders' meeting, Nevada law requires that notice be sent to all non-consenting stockholders notifying them of the actions taken not more than 30 days after the effective date of the consent and the Exchange Act will not permit such filing until the expiration of 20 calendar days from the date hereof. The Articles of Amendment filed with the Nevada Secretary of State will not become effective until the Effective Date, after the expiration of the 20-calendar day period.

STOCKHOLDER  APPROVAL  PREVIOUSLY  OBTAINED

As of March 31, 2011 there were 457,153,870 shares of common stock issued and outstanding and no issued and outstanding shares of Preferred Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

By written consent dated March 31, 2011 the stockholders owning a majority of the outstanding stock entitled to vote have approved the adoption and implementation of the Amendment. Such action is sufficient to satisfy the applicable requirements of Nevada law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on the Amendment at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Amendment.

PURPOSE  AND  EFFECT  OF  INCREASE  IN  COMMON  STOCK

The purpose of the name change is to match the Company's new brand, "PrepaYd", and to reflect the expansion of the Company's business to include other prepaid products, such as prepaid phones.

EFFECTIVENESS  OF  AMENDMENT

The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Amendment at any time prior to the filing of the Amendment upon consent of the Board and the holders of a majority of the existing stock entitled to vote on matters submitted to the stockholders.

INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

SECURITY  OWNERSHIP  OF  PRINCIPAL  STOCKHOLDERS  AND  MANAGEMENT

The following table shows the beneficial ownership of our common stock as of March 31, 2011. The table shows the amount of shares owned by:
(1) each person known to us who owns beneficially more than five percent (5%) of the outstanding shares of any class of the Company's stock, based on the number of shares outstanding as of March 31, 2011;
(2)  each of  the  Company's  Directors  and  Executive  Officers;  and
(3)  all of  its  Directors  and  Executive  Officers  as  a  group.

                     AMOUNT OF SHARES  PERCENT OF SHARES
IDENTITY OF          BENEFICIALLY      BENEFICIALLY
PERSON OR GROUP      OWNED             OWNED(1,2)          CLASS
-------------------  ----------------  ------------------  ------
Bruce Berman              289,825,000               62.5%  Common
CEO and Chairman

Rick Galasieski            15,000,000                3.4%  Common
VP and Director

Richard Dreger             40,000,000                8.8%  Common

All Directors and         307,325,000               65.9%  Common
Officers as a Group

(1) The percentage of shares owned is based on 457,153,870 shares being outstanding as of March 31, 2011. Where the beneficially owned shares of any individual or group in the following table includes any options, warrants, or other rights to purchase shares in the Company's stock, the percentage of shares owned includes such shares as if the right to purchase had been duly exercised.

(2) BENEFICIAL OWNERSHIP OF SECURITIES: Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, a beneficial owner of securities is person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within sixty days through means including the exercise of any option, warrant or conversion of a security.

(3) Mr. Berman has issued options to purchase up to 61,500,000 of his shares to certain employees of the Company, including 42,500,000 to Mr. Galasieski. 2,500,000 of these options issued to a former employee have expired. None of the options are exercisable in the next 6 months.

OTHER  ACTION

No other action was taken or authorized by the stockholders' written consent to corporate action to which this Information Statement pertains.

COSTS  OF  INFORMATION  STATEMENT

This Information Statement has been prepared by the Company and its Board of Directors. The Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing and mailing the Information Statement. Although there is no formal agreement to do so, the Company may reimburse attorneys, banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

\s\ Bruce Berman
----------------
Bruce  Berman
Chief  Executive  Officer

Exhibit  "A"
DEAN  HELLER
Secretary  of  State
204  North  Carson  Street,  Suite  1
Carson  City,  Nevada  89701-4299
(775)  684-5708
Website:  secretaryofstate.biz

---------------------------------------------------------
Certificate  of  Amendment
(Pursuant  to  NRS  78.385  and  78.390)
---------------------------------------------------------

Certificate  of  Amendment  to  Articles  of  Incorporation
For  Nevada  Profit  Corporation

(Pursuant  to  NRS  78.385  and  78.390  -  After  Issuance  of  Stock)

1.     Name  of  corporation:

Prepaid  Card  Holdings,  Inc.

2. The articles have been amended as follows (provide article numbers, if available):

     FIRST. The name of the Corporation is PrepaYd, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: a majority of those authorized

4.     Effective  date  of  filing  (optional):

5.     Officer  signature  (required):  /s/Bruce  Berman
                                        ----------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of the shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.